Exhibit 21.1

                                               List of Subsidiaries

------------------------------------------------------------ ---------------------------------------------------------
                        Subsidiary                                                 Jurisdiction
------------------------------------------------------------ ---------------------------------------------------------
Orkney Holdings LLC                                          Delaware
------------------------------------------------------------ ---------------------------------------------------------
Orkney Re, Inc.                                              South Carolina
------------------------------------------------------------ ---------------------------------------------------------
Scottish Annuity Company (Cayman) Ltd.                       Cayman Islands
------------------------------------------------------------ ---------------------------------------------------------
Scottish Annuity & Life Holdings (Bermuda) Limited           Bermuda
------------------------------------------------------------ ---------------------------------------------------------
Scottish Annuity & Life Insurance Company (Bermuda)          Bermuda
Limited
------------------------------------------------------------ ---------------------------------------------------------
Scottish Annuity & Life Insurance Company (Cayman) Ltd.      Cayman Islands
------------------------------------------------------------ ---------------------------------------------------------
Scottish Annuity & Life International Insurance Company      Bermuda
(Bermuda) Ltd.
------------------------------------------------------------ ---------------------------------------------------------
Scottish Financial (Luxembourg) S.a.r.l.                     Luxembourg
------------------------------------------------------------ ---------------------------------------------------------
Scottish Holdings (Barbados)  Limited                        Barbados
------------------------------------------------------------ ---------------------------------------------------------
Scottish Holdings, Inc.                                      Delaware
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re (Dublin) Limited                                 Ireland
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re Holdings Limited                                 United Kingdom
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re Intermediaries (Canada) Limited                  Canada
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re Life (Bermuda) Limited                           Bermuda
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re Life Corporation                                 Delaware
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re Limited                                          United Kingdom
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re PCC Limited                                      Guernsey
------------------------------------------------------------ ---------------------------------------------------------
Scottish Re (U.S.), Inc.                                     Delaware
------------------------------------------------------------ ---------------------------------------------------------
Scottish Solutions, LLC                                      North Carolina
------------------------------------------------------------ ---------------------------------------------------------
Tartan Financial (UK)                                        United Kingdom
------------------------------------------------------------ ---------------------------------------------------------
Tartan Holdings (UK) Limited                                 United Kingdom
------------------------------------------------------------ ---------------------------------------------------------
Tartan Wealth Management, Inc.                               Texas
------------------------------------------------------------ ---------------------------------------------------------